UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2012 (April 19, 2012)

Magellan Petroleum Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5507                    06-0842255
(Commission File Number)        (IRS Employer Identification No.)

700 East Ninth Avenue, Suite 200, Denver, CO        80203
(Address of Principal Executive Offices)            (Zip Code)

207-619-8500
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

CEO's Update Letter to Shareholders

On April 19, 2012, Magellan Petroleum Corporation (the “Company”) released a CEO's Update Letter to Shareholders (“CEO's Letter”) from J. Thomas Wilson, President and CEO of the Company. A copy of the CEO's Letter is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference. The CEO's Letter has also been posted to the Company's website, www.magellanpetroleum.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No	Description
99.1	CEO's Update Letter to Shareholders dated April 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By: /s/ J. Thomas Wilson
Name: John Thomas Wilson
Title: Chief Executive Officer and President

Dated: April 19, 2012

EXHIBIT INDEX

Exhibit No	Description
99.1	CEO's Update Letter to Shareholders dated April 19, 2012.